EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

FOR THE

PURCHASE OF SHARES OF COMMON STOCK OF

CHINA FILMS TECHNOLOGY INC.

SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SHARES OF COMMON STOCK

China Films Technology Inc., a Nevada corporation (the “Company”) is offering (this “Offering”) for sale to ____________________  (the “ Investor” ) to an aggregate of  ___________ shares of its common stock, par value $0.0001 per share (the “ Common Stock ”) at $1.00 per share of common stock.  This Offering is made by the Company, acting without a placement agent, pursuant to the Registration Statement File No.: [   ] declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on ______________ (the “Registration Statement”) and this subscription agreement (this “ Agreement ”).

WHEREAS, the Company filed the Registration Statement to sell 300,000 shares of Common Stock on a best efforts basis and the Registration Statement was declared effective  by the Commission; and

WHEREAS, the Company is offering for sale to the Investor an aggregate of _____________ shares of its Common Stock on the terms agreed to herein.

NOW, THEREFORE, IT IS HEREBY AGREED:

Purchase of Shares

(a) The undersigned Investor agrees to purchase at the Closing (as defined herein) and the Company agrees to sell and issue at the Closing _____________ Shares of Common Stock, at a price of $1.00 per share (the “ Shares ”), for a total subscription amount of $____________ (the “ Subscription Amount ”).

(b) The Investor and the Company agree that the Subscription Amount shall be paid by or on behalf of the Investor by bank draft or check payable to China Films Technology Inc. and is subject to acceptance  by the Company (the “Closing”).

Subscription Procedures

(a) To subscribe, the Investor must:

(i)	complete and sign this Agreement;

(ii)	complete and sign the accompanying Confidential Prospective Purchaser Questionnaire (this Agreement and the Registration Statement are collectively referred to herein as the “ Offering Documents ”);

(iii)	return the completed and signed Offering Documents and the check or bank draft payable to China Films Technology Inc. on behalf of the Investor to the following address:

China Films Technology Inc.
Yunmeng Economic and Technological Development Zone
Firsta Road
Yunmeng County, Hubei Province
People’s Republic of China 432500

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax, and other consequences of an investment in the Company.

THE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CHINA FILMS TECHNOLOGY INC.
SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF
SHARES OF COMMON STOCK

1. Unless terminated earlier by the Company, in its sole discretion, this Offering is scheduled to terminate on or about _________________, 5:00 p.m., New York time (the “ Offering Period ”).

2. For additional information regarding the Company, the Investors are encouraged to review the Company’s Registration Statement (collectively referred to herein as the “ Exchange Filings ”).

3. The Company hereby makes the following representations, warranties and covenants to the Investors:

a. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

b. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company.

c. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ and contracting parties’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. Each Investor hereby makes the following representations, warranties and covenants to the Company:

a. Each Investor is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the Investor will realize any gain from this investment, and that the Investor could lose the total amount of the Investor's investment.

b. Each Investor understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

c. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:  If the Investor is a partnership, corporation, trust, or other entity, (i),  the Investor represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Shares, (ii) the Investor has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iii) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

d. The address shown under the Investor's signature at the end of this Agreement is the Investor's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

5. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

6. This Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between the parties.

7. This Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by the Company and the Investor.

8. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

9. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the Investor hereby consents to the jurisdiction of the courts of the State of Nevada.

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ALL SUBSCRIBERS MUST COMPLETE A COPY OF THIS PAGE

______________________________________________________________________________
(Print Name of Subscriber)

IN WITNESS WHEREOF, the Investor has executed this Agreement on this ____ day of ________, 2011.

Number of Shares:
Purchase Price Per Share: $1.00
Aggregate Common Stock Subscription Amount: $

Please indicate the form of ownership that you desire your Shares to be registered in.

1.	☐ Individual

2.	☐ Joint Tenants with Right of Survivorship

3.	☐ Community Property

4.	☐ Tenants in Common

5.	☐ Corporation/Partnership

6.	☐ IRA of________________

7.	☐ Trust, Date Opened ___________

8.	☐ As A Custodian For________________ Under the Uniform Transfer to Minors Act of the State of ___________

9.	☐ Married with Separate Property

10.	☐ Keogh Plan ____________

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EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

Exact Name in Which Title is to be Held

(Signature)

Name (Please Print)

Title of Person Executing Agreement

Address: Number and Street

City, State, Zip Code

Social Security Number

Accepted this ___ day of _______, 2011, on behalf of China Films Technology Inc.

By:
Name
Title

EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION, PARTNER, TRUST, ETC.

Exact Name in Which Title is to be Held

(Signature)

Name (Please Print)

Title of Person Executing Agreement

Address: Number and Street

City, State, Zip Code

Tax Identification Number

Accepted this ___ day of _______, 2011 on behalf of China Films Technology Inc.

Date	By:
Name
Title

CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE IS TO BE COMPLETED BY EACH INVESTOR WHO DESIRES TO PURCHASE COMMON STOCK OF CHINA FILMS TECHNOLOGY INC. (THE” COMPANY”).  THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL NOR IS IT A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE TERMS OF THE OFFERING WILL BE MADE SOLELY PURSUANT TO SUBSCRIPTION AGREEMENT AND REGISTRATION STATEMENT PROVIDED HEREWITH WHICH CONTAINS MATERIAL INFORMATION TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION.

Please sign in the indicated space below and indicate the amount of your investment and put your initials after the amount.

Please check whether one or more of the following definitions of "Accredited Investor," if any, applies to you.

If you are not an Accredited Investor  please leave all other  spaces blank and note under (h) that you are not an Accredited Investor.

(a)
A Bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(b)	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(d)	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

(e)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(f)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the common stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

(g)	Any entity in which all of the equity owners are Accredited Investors.

(h)	I AM NOT AN ACCREDITED INVESTOR

$
Investor’s Signature		Amount of Investment	Initials

(Please insert name in which Securities will be held; if held by a corporation, please sign below)

Corporate Purchaser
By:
Name/Title